Oppenheimer S&P 500 Revenue ETF

Oppenheimer S&P Financials Revenue ETF

Oppenheimer S&P MidCap 400 Revenue ETF

Oppenheimer S&P SmallCap 600 Revenue ETF

Oppenheimer S&P Ultra Dividend Revenue ETF

Supplement dated May 10, 2019 to the Summary Prospectus, Prospectus and Statement of Additional Information

This supplement amends the summary prospectus, prospectus and statement of additional information of the above referenced funds (each, a “Fund” and together, the “Funds”) and is in addition to any other supplement(s).

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire OppenheimerFunds, Inc. (the “Transaction”). In connection with the Transaction, on January 11, 2019 the Board of Trustees of the trust (the “Trust”) governing the Funds unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of each Fund to a corresponding, newly formed fund (each, an “Acquiring Fund,” and collectively the “Acquiring Funds”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquired Fund (and cash with respect to any fractional shares) of equal value to the value of the respective Fund as of the close of business on the closing date.

Although each Acquiring Fund will be managed by Invesco Capital Management, LLC, each Acquiring Fund will, as of the closing date, have a substantially similar investment objective and substantially similar principal investment strategies and risks as the corresponding Fund. After each Reorganization, Invesco Capital Management, LLC will be the investment adviser to each Acquiring Fund, and each Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. Each Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

As of 5 p.m. Eastern Standard Time on May 9, 2019, each Reorganization has been approved by shareholders of record of each Fund as of January 14, 2019. Accordingly, if certain other closing conditions are satisfied or waived, each Reorganization is currently expected to close on or about May 24, 2019, or as soon as practicable thereafter. This is subject to change.

You should read this supplement in conjunction with the summary prospectus, prospectus and statement of additional information and retain it for future reference.

May 10, 2019	PS0000.202.0519